UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   June 2, 2010

DEYU AGRICULTURE CORP.
(Exact name of registrant as specified in Charter)

Nevada	333-160476	80-0329825
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Rm 808, Tower A,
Century Centre, 8 North Star Road
Beijing, People’s Republic of China
 (Address of Principal Executive Offices)

086-13828824414
 (Issuer Telephone number)

Eco Building International, Inc.
Unit 106, Tern Centre, Tower II
251 Queen’s Road
Central, Hong Kong, People’s Republic of China
 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 19, 2010, we filed a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of Nevada changing our name to Deyu Agriculture Corp.  A copy of the Certificate of Amendment is filed hereto as Exhibit 3.1.

Item 8.01 Other Events

On June 2, 2010, in connection with the corporate name change, the Financial Industry Regulatory Authority (FINRA) OTC Corporate Actions approved the name change.  The trading symbol will not be changed pursuant to the name change and our shares will still trade under the symbol “ECBI”.  Stockholders do not need to exchange stock certificates.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation filed in the State of Nevada on May 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DEYU AGRICULTURE CORP.

Date: June 4, 2010	By:	/s/ Jianming Hao
Jianming Hao Chief Executive Officer

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